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                                SERVICING CERTIFICATE
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        Merrill Lynch Mortgage Investors, Inc.                       Current Collection Period:    28-Oct-96 to 27-Nov-96
        Home Equity Loan Asset Backed Certificates                   P & S Agreement Date:                      01-Sep-96
                      Class A Certificates, Series 1996-2
                      Class M Certificates, Series 1996-2            Original Settlement Date:                  27-Sep-96
                      Class B Certificates, Series 1996-2            Distribution Date:                         30-Dec-96


      1               1 month LIBOR                                                                               5.37500%

      2               Class A Pass-Through Rate (1 mo LIBOR + 14 bps)                                             5.51500%
      3               Class M Pass-Through Rate (1 mo LIBOR + 28 bps)                                             5.65500%
      4               Class B Pass-Through Rate (1 mo LIBOR + 25 bps)                                             5.62500%

      5               Alternate Pass-Through Rate                                                                   11.31%

      6               Original Pool Balance                                                                718,093,936.59
      7               Beginning Pool Balance                                                               693,440,378.35

      8               Beginning Class A Principal Balance                                                  614,448,441.76
      9               Beginning Class M Principal Balance                                                   41,291,000.00
     10               Beginning Class B Principal Balance                                                   32,944,387.49

                      MORTGAGE LOANS
     11               Total Interest Payments Received                                                       7,032,460.64
     12               Aggregate of all Principal Payments Received                                          19,031,418.33
     13               Aggregate of any Insurance Proceeds                                                          647.15
     14               Aggregate of any Net Liquidation Proceeds                                                      0.00
     15               Aggregate Purchase Prices for Purchased Mortgage Loans                                         0.00
     16               Monthly Servicing Fee                                                                    577,866.98
     17 i             Deposit for Initial Distribution Pursuant to P&S Section 4.02                                  0.00
        ii            Mortgage Loan Collections [Available Funds (11+12+13+14+15-16)                        25,486,659.14

     18               Class A Distribution Amount (sum of i thru v below)                                   21,950,098.20
        i.            Class A Interest Due                                                                   2,918,032.72
        ii.           Class A Carryover Interest Shortfall                                                           0.00
        iii.          Unpaid Class A Interest Shortfall                                                              0.00
        iv.           Class A Monthly Principal                                                             19,032,065.48
        v.            Unpaid Class A Principal Shortfall                                                             0.00

     19               Class M Distribution Amount (sum of i thru v below)                                      201,069.97
        i.            Class M Interest Due                                                                     201,069.97
        ii.           Class M Carryover Interest Shortfall                                                           0.00
        iii.          Unpaid Class M Interest Shortfall                                                              0.00
        iv.           Class M Monthly Principal                                                                      0.00
        v.            Unpaid Class M Principal Shortfall                                                             0.00

     20               Class B Distribution Amount (sum of i thru v below)                                    2,471,042.31
        i.            Class B Interest Due                                                                     159,574.38
        ii.           Class B Carryover Interest Shortfall                                                           0.00
        iii.          Unpaid Class B Interest Shortfall                                                              0.00
        iv.           Class B Monthly Principal                                                              2,311,467.93
        v.            Unpaid Class B Principal Shortfall                                                             0.00

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     21               Class A Distribution Amount for Such Distribution Date                                21,950,098.20
        i.            Amount Allocable to Class A Interest                                                   2,918,032.72
        ii.           Amount Allocable to Unpaid Class A Interest Shortfall                                          0.00
        iii.          Amount Allocable to Class A Principal                                                 19,032,065.48
        iv.           Amount Allocable to Unpaid Class A Principal Shortfall                                         0.00

     22               Class M Distribution Amount for Such Distribution Date                                   201,069.97
        i.            Amount Allocable to Class M Interest                                                     201,069.97
        ii.           Amount Allocable to Unpaid Class M Interest Shortfall                                          0.00
        iii.          Amount Allocable to Class M Principal                                                          0.00
        iv.           Amount Allocable to Unpaid Class M Principal Shortfall                                         0.00

     23               Class B Distribution Amount for Such Distribution Date                                 2,471,042.31
        i.            Amount Allocable to Class B Interest                                                     159,574.38
        ii.           Amount Allocable to Unpaid Class B Interest Shortfall                                          0.00
        iii.          Amount Allocable to Class B Principal                                                  2,311,467.93
        iv.           Amount Allocable to Unpaid Class B Principal Shortfall                                         0.00

     24               Shortfalls After Giving Effect to Distributions for Such Distribution Date
        i.            Unpaid Class A Interest Shortfall                                                              0.00
        ii.           Unpaid Class A Principal Shortfall                                                             0.00
        v.            Unpaid Class M Interest Shortfall                                                              0.00
        vi.           Unpaid Class M Principal Shortfall                                                             0.00
        vii.          Unpaid Class B Interest Shortfall                                                              0.00
        viii.         Unpaid Class B Principal Shortfall                                                             0.00

     25               Excess Collections Applied to Class B Principal                                        2,311,467.93
     26               Excess Collections Applied to Class M Principal                                                0.00
     27               Excess Collections Available for Class A                                                       0.00

     28               Class R Distribution Amount For Such Distribution Date                                   864,448.68

     29               Ending Mortgage Pool Balance                                                         674,408,312.87

     30               Ending Class A Principal Balance                                                     595,416,376.28
     31               Ending Class A Principal Factor                                                          93.1645303%

     32               Ending Class M Principal Balance                                                      41,291,000.00
     33               Ending Class M Principal Factor                                                         100.0000000%


     34               Ending Class B Principal Balance                                                      30,632,919.56
     35               Ending Class B Principal Factor                                                          81.2544285%

     36               Alternate Pass-Through Rate for next Distribution Date                                        11.30%

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        MORTGAGE POOL
     37               Liquidated Loan Balance                                                                        0.00
     38               Liquidation Proceeds                                                                           0.00
     39               Liquidation Expenses                                                                           0.00
     40               Purchased Defective Mortgage Loans (P&S Section 2.02 or 2.04)
        i.            Principal Balances of Defective Mortgage Loans                                                 0.00
        ii.           Accrued and Unpaid Interest to End of Such Collection Period                                   0.00
     41               Book Value of Real Estate Aquired Through Foreclosure or Grant of a Deed                       0.00

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        SERVICER LOC IN EFFECT                                                                                         NO


                                                                     BENEFICIAL MORTGAGE CORPORATION

                                                                     By:_______________________________________
                                                                                        Richard  Zak
                                                                                     Servicing Officer
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